April 22, 2015

DEUTSCHE X-TRACKERS SOLACTIVE

INVESTMENT GRADE SUBORDINATED DEBT ETF

(THE “FUND”)

Supplement to the Statement of Additional Information

dated October 1, 2014

The following information supplements and supersedes any contrary information contained in the Fund’s Statement of Additional Information:

The Board of Trustees of DBX ETF Trust has approved replacing Deutsche Investment Management Americas Inc. (“DIMA”) as the subadviser of Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF with TDAM USA Inc. (“TDAM”). This change is expected to become effective on or about April 30, 2015.

TDAM, located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario, Canada M5J 2T2, is a registered investment adviser founded in 1995, and is a direct wholly-owned subsidiary of The Toronto Dominion Bank. As of March 31, 2015, TDAM had approximately $24.13 billion under management, and asset management business (TD Asset Management Inc., TDAM USA Inc. and Epoch Investment Partners, Inc., each a wholly owned subsidiary of The Toronto-Dominion Bank) at TD Bank Group collectively managed $260.92 billion.

Effective April 30, 2015, Glenn Davis, CFA, Managing Director of TDAM, and Dennis Woessner, CFA, Vice President and Director of TDAM, (the “Portfolio Managers”) will serve as portfolio managers for the Fund and will be primarily responsible for the day-to-day management of the Fund.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Mr. Davis joined TDAM in 2009. He is a portfolio manager with lead manager responsibilities for fixed income models for TD Private Investment Counsel in the U.S. He is lead manager for the TDAM USA Short Term Bond Fund and the TD Private U.S. Corporate Bond Fund and co-manager of the TD U.S. Monthly Income Fund. Additionally, Mr. Davis is on the TD Wealth Asset Allocation Committee and has over 31 years of investment experience in senior roles managing both institutional and retail mandates for such U.S. firms as State Street Global Advisors (Head of Money Market Group), Boston Company Asset Management, Boston Partners Asset Management L.P. (one of 30 founding partners) and S.A.C. Capital. Mr. Davis joined TD Banknorth in 2005 as a Senior Vice President and Chief Investment Strategist and Head of Fixed Income. In January of 2009, his group joined TDAM. Mr. Davis holds a B.A. in Economics from Colby College, Waterville, ME and has an M.B.A. in Finance from the Hofstra University Graduate School of Business and is a CFA charterholder.

Mr. Woessner is a Vice President and Director of TDAM. Mr. Woessner joined TDAM in July 2009 as a fixed income portfolio manager. Previously, Mr. Woessner worked at Salomon Brothers Inc. from November 1988 to June 1995. While at Salomon he held a variety of fixed income positions in New York City and Boston. In June 1995, Mr. Woessner joined Standish Mellon Asset Management. During his tenure he traded a range of fixed income asset classes and was part of the securitized and corporate bond strategy teams. From June 2003 through June 2008, he worked for MFM International (now Aviva Investors). During most of his tenure, he managed all corporate and all credit portfolio mandates. Mr. Woessner holds a B.B.A. in Banking and Finance from Hofstra University and is a CFA charterholder.

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Portfolio Managers.—Certain Portfolio Manager Information”:

The tables below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of December 31, 2014, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)

Glenn Davis	4	$ 106.75	1	$ 418.5	17	$ 1,899

Dennis Woessner	4	$ 106.75	1	$ 418.5	17	$ 1,899

Primary Portfolio Manager	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)

Glenn Davis	0	0

Dennis Woessner	0	0

  As of the date of this supplement, neither Portfolio Manager beneficially owned shares of the Fund.

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Portfolio Managers. —Portfolio Manager Compensation”:

As a member of TD Bank Financial Group (“TDBFG”), TDAM has the following major components in its compensation program for the Portfolio Managers:

•	Base Salary

•	Annual Incentive Program

•	Long Term Incentive Plan

•	Profit Sharing Plan

TDAM maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each Portfolio Manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TDBFG’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of TDAM, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year.

Participation in the Profit Sharing Plan enables employees to share in the profits of TDAM, limited to a certain percentage.

Please retain this supplement for future reference.